Lucas Energy, Inc. 8-K

Exhibit 99.1

FOR IMMEDIATE RELEASE

LUCAS ENERGY SECURES $15 MILLION FINANCING

TO FUND GROWTH INITIATIVE

HOUSTON, TEXAS – April 7, 2016 – Lucas Energy, Inc. (NYSE MKT: LEI) (“Lucas” or the “Company”) announced today that it has entered into a series of agreements with an institutional investor whereby it will receive $10.0 million of equity capital, subject to meeting certain conditions. The initial investment is structured as a Redeemable Convertible Subordinated Debenture which will automatically convert into common stock at an initial conversion price of $3.25 per share upon certain of the conditions described below being met. At closing, this placement will provide $500,000 of funding immediately, and the balance of $4.5 million through the exercise of a Warrant upon (i) the closing of the announced transaction with Segundo, (ii) shareholder approval to issue the common shares for NYSE MKT purposes (iii) registration of the underlying common stock and (iv) and a dollar volume trading requirement of $5 million in the previous 20 trading days. Lucas also agreed to issue an additional $5.0 million of a newly designated Series C Redeemable Convertible Preferred Stock of which $500,000 will be funded upon closing of the announced Segundo Transaction, and the balance upon achieving certain milestones. The Series C Redeemable Convertible Preferred stock will also be convertible into common stock at an initial conversion price of $3.25 per share.

Under the terms of the agreements with the investor, Lucas is to receive $10 million under current commitments while an additional $5 million is to be made available through the exercise of an additional Warrant upon mutual consent. See the Form 8-K filed on April 7, 2016 for the conditions and other material terms relating to this transaction and associated agreements.

“This placement demonstrates confidence in the future of Lucas Energy as we progress towards closing on the Segundo Resources asset purchase,” said Anthony C. Schnur, Chief Executive Officer of Lucas Energy who continued, “Having received this commitment establishes some certainty that we can initiate growth and development activities upon closing the acquisition.”

On December 31, 2015 the Company announced the signing of a purchase agreement to acquire, from 21 different entities and individuals, working interests in producing properties and undeveloped acreage. The assets being acquired include varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region. The properties currently produce in excess of 1,200 net barrels of oil equivalent per day (BOE/d). At the closing of the transaction, Lucas will rebrand and change its name to Camber Energy, Inc.

ROTH Capital Partners acted as exclusive placement agent on this Transaction.

More information regarding the agreements referenced herein, including the terms and conditions have been disclosed in the Current Report on Form 8- K filed by Lucas today with the Securities and Exchange Commission.

About Lucas Energy, Inc.

Lucas Energy (NYSE MKT: LEI) is engaged in the production of crude oil and natural gas currently in the Austin Chalk and Eagle Ford formations in South Texas. Based in Houston, Lucas’s management team is committed to building a platform for growth and the development of its five million barrels of proved Eagle Ford and other oil reserves while continuing its focus on operating efficiencies and cost control.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, beliefs or forecasts of future events and performance. A statement identified by the use of forward-looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” “progress,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Lucas believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. These risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the asset purchase agreement; the inability to complete the asset purchase transaction due to the failure to satisfy any of the conditions to complete the asset purchase transaction; or the occurrence of any event, change or other circumstances that would cause us not to meet the conditions required to receive the full amount of the proceeds from the $15 million financing. These also include risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; delays in receipt of drilling permits; risks with respect to natural gas and oil prices, a material decline which could cause Lucas to delay or suspend planned drilling operations or reduce production levels; risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices; risks relating to unexpected adverse developments in the status of properties; risks relating to the absence or delay in receipt of government approvals or fourth party consents; and other risks described in Lucas’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC, available at the SEC’s website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company’s SEC filings are available at http://www.sec.gov.

Important Information

The securities described above have not been registered under the Securities Act of 1933, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In connection with the financing and planned acquisition described above, Lucas currently intends to file resale registration statements and a proxy statement with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Lucas may file with the SEC in connection with the proposed transactions. Prospective investors are urged to read the proxy statement, when filed as it will contain important information. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Lucas. Prospective investors may obtain free copies of the proxy statement, when filed, as well as other filings containing information about Lucas, without charge, at the SEC’s website (www.sec.gov). Copies of Lucas’s SEC filings may also be obtained from Lucas without charge at Lucas’s website (www.lucasenergy.com) or by directing a request to Lucas at (713) 528-1881. This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

Participants in Solicitation

Lucas and its directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Lucas’s directors and executive officers is available in Lucas’s Annual Report on Form 10-K for the year ended March 31, 2015, filed with the SEC on July 14, 2015 and Lucas’s definitive proxy statement on Schedule 14A, filed with the SEC on February 18, 2016. Additional information regarding the interests of such potential participants will be included in the registration statement and proxy statement to be filed with the SEC by Lucas in connection with the proposed transaction and in other relevant documents filed by Lucas with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Contact:

Carol Coale / Ken Dennard

Dennard Lascar Associates, LLC

(713) 529-6600

ccoale@dennardlascar.com

ken@dennardlascar.com

http://www.dennardlascar.com